UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2013 (March 5, 2013)

CRIMSON EXPLORATION INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12108 (Commission File Number)	20-3037840 (IRS Employer Identification Number)

717 Texas Ave., Suite 2900, Houston, Texas 77002
(Address of principal executive offices)

(713) 236-7400
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective March 5, 2013, Crimson Exploration Inc. (the “Company” or “Crimson”) appointed Paul F. Jansen, age 34, as Chief Accounting Officer, Controller and principal accounting officer of the Company.

Paul F. Jansen joined the Company as the Corporate Controller in January 2012.  Mr. Jansen has 11 years of accounting and audit experience in the oil and gas industry. Prior to joining Crimson, Mr. Jansen was with PricewaterhouseCoopers LLP serving clients in the oil and gas industry in the United States and Europe from 2002 to 2012, most recently as a Senior Manager. Mr. Jansen has a Master’s Degree in Economics from Maastricht University in Maastricht, The Netherlands and is a Certified Public Accountant in the State of Texas.

Mr. Jansen will continue to report to E. Joseph Grady, Senior Vice President and Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIMSON EXPLORATION INC.
/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President & Chief Financial Officer

Dated: March 6, 2013